Income Taxes, Rate Reconciliation (Details)		12 Months Ended
		Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Income tax rate reconciliation
Statutory federal income tax rate		35.00%	35.00%	35.00%
State income taxes, net of federal benefit	[1]	3.60%	2.10%	(20.80%)
Effect of noncontrolling interests		(1.10%)	0.60%	9.80%
Other differences, net		2.20%	1.00%	(3.90%)
Total income tax rate		39.70%	38.70%	20.10%

[1]	State income taxes, net of federal benefit, include changes in unrecognized tax benefits as well as adjustments to the valuation allowance. During the third quarter of 2014 U.S. Cellular recorded a $6 million increase to income tax expense related to a valuation allowance recorded against certain state deferred tax assets.